UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2009

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 338-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.
Merger Agreement
     On September 20, 2009, Dell Inc., a Delaware corporation (“Dell”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Dell, DII - Holdings Inc., a Delaware corporation and an indirect wholly owned subsidiary of Dell (“Purchaser”), and Perot Systems Corporation, a Delaware corporation (“Perot Systems”), pursuant to which Dell will acquire Perot Systems, a worldwide provider of information technology services and business solutions to a broad range of customers.
     Pursuant to the Merger Agreement, subject to the terms and conditions thereof, Purchaser will commence a tender offer (the “Offer”) to purchase all of the outstanding shares of Class A common stock, par value $0.01 per share, of Perot Systems (the “Shares”) at a purchase price of $30.00 per share in cash, without interest thereon (the “Offer Price”). Upon successful completion of the Offer, and subject to the terms and conditions of the Merger Agreement, Purchaser will be merged with and into Perot Systems (the “Merger”) and Perot Systems will survive the Merger as an indirect wholly owned subsidiary of Dell.
     Purchaser has agreed to commence the Offer by no later than October 2, 2009, and the Offer shall remain open for at least 20 business days. Consummation of the Offer and the Merger is subject to the satisfaction or waiver of a number of customary closing conditions set forth in the Merger Agreement, including, among others, that (i) there is validly tendered (and not withdrawn) at least 66 2/3% of the Shares determined on a fully-diluted basis, (ii) certain regulatory clearances have been obtained by the parties, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearances under antitrust laws of other countries, (iii) a material adverse effect to Perot Systems  shall not have occurred and (iv) the other conditions set forth in the Merger Agreement have been satisfied or waived.
     At the effective time of the Merger (the “Effective Time”), each outstanding Share, other than Shares owned by Dell or its subsidiaries immediately prior to the Effective Time, will automatically be converted into the right to receive the Offer Price on the terms and subject to the conditions set forth in the Merger Agreement. The Merger Agreement provides that options to purchase Shares and stock appreciation rights settleable in Shares (collectively, “Company Stock Option Awards”) granted under any of Perot Systems’ equity based compensation plans (the “Stock Plans”) shall vest in full immediately after Purchaser acquires 80% of the outstanding common stock of Perot Systems (the “Conversion Time”), and immediately after will be cancelled and converted into the right to receive an amount (subject to any applicable withholding tax) in cash equal to the product of (x) the excess, if any, of the Offer Price over the exercise or base price, as applicable, per share of each such Company Stock Option Award, multiplied by (y) the total number of Shares subject to such Company Stock Option Award. The Merger Agreement further provides that each restricted stock unit award and restricted stock award (“a Restricted Stock Award”) that is outstanding under any Stock Plan, whether or not then vested or earned, shall be, immediately after the Conversion Time, cancelled and converted into the right to receive an amount (subject to any applicable withholding tax) in cash equal to the product of (x) the Offer Price multiplied by (y) the total number of Shares subject to such Restricted Stock Award. Certain executive officers of Perot Systems may elect to convert a percentage of the consideration otherwise payable in the Merger with respect to their Company Stock Option Awards or Restricted Stock Awards into restricted stock unit awards of Dell.

     Pursuant to the Merger Agreement, Perot Systems granted Dell and Purchaser, subject to certain conditions and limitations, an irrevocable option to purchase, following completion of the Offer and at the Offer Price, a number of Shares that, when added to the number of Shares owned by Dell or Purchaser at the time of exercise of the option, constitutes one share more than 90% of the fully-diluted Shares (the “Top-Up Option”). The Top-Up Option is intended to expedite the timing of the completion of the Merger by effecting the Merger pursuant to Delaware’s “short form” merger statute. Following the Offer and, if necessary, the exercise of the Top-Up Option, if Purchaser does not own at least 90% of the outstanding Shares, a vote of the stockholders of Perot Systems is required to consummate the Merger. In such case, the approval of the Merger at a meeting of the stockholders of Perot Systems would be assured because of Purchaser’s ownership of at least
66 2/3% of the Shares following completion of the Offer.
     The Merger Agreement further provides that, upon payment for the Shares pursuant to the Offer, Dell shall be entitled to designate a number of directors to the Board of Directors of Perot Systems (the “Board”) in proportion with the percentage of the Shares it owns following the Offer. Between such time and the Effective Time, the Board will have at least three directors who are directors of Perot Systems on the date of the Merger Agreement and who are neither officers of Perot Systems nor designees or affiliates of Dell.
     Dell, Purchaser and Perot Systems have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of Perot Systems and its subsidiaries prior to the closing and covenants prohibiting Perot Systems from soliciting, or providing information or entering into discussions concerning, or proposals relating to alternative business combination transactions, except in limited circumstances relating to unsolicited proposals that are, or could reasonably be expected to result in, a proposal superior to the transactions contemplated by the Merger Agreement. In the case of such a proposal, Perot Systems may not terminate the Merger Agreement if Dell makes a proposal to adjust the terms and conditions of the Merger Agreement to be at least as favorable as such proposal.
     Dell has also agreed to guaranty the full performance and payment by Purchaser of each of the covenants, obligations and undertakings required to be performed by Purchaser under the Merger Agreement, the Offer, the Merger and the transactions contemplated thereby.
     The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.
Additional Agreements
     As inducement to Dell to enter into the Merger Agreement, certain officers, directors and principal stockholders of Perot Systems (as listed below in the description to Exhibit 2.2 and Exhibit 2.3 of Item 9.01) (the “Tendering Stockholders”) have agreed to tender their Shares in connection with the Offer and to vote in favor of the Merger pursuant to Tender and Voting Agreements, dated September 20, 2009, entered into with Dell, Purchaser and Perot Systems (the "Tender Agreements"). In addition, such Tendering Stockholders have agreed, subject to certain exceptions, to refrain from disposing of their Shares and soliciting alternative acquisition proposals to the Merger.
     The foregoing description of the Tender Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Tender Agreements, forms of which are filed as Exhibit 2.2 and Exhibit 2.3 to this Form 8-K and incorporated herein by reference.
     Additionally, in connection with the execution of the Merger Agreement, H. Ross Perot and Ross Perot, Jr. have signed noncompetition and nonsolicitation agreements with Dell and Perot Systems that limit their ability to compete with Perot Systems or solicit its employees or customers for a period ending December 31, 2014. If the Merger Agreement is terminated prior to the closing of the Offer, such agreements will not become effective and will have no force or effect.
Cautionary Note Regarding the Merger Agreement
     The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Perot Systems, Dell or Purchaser. In particular, the representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein, and were solely for the benefit of the parties to the Merger Agreement.

The representations and warranties contained in the Merger Agreement may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified by information in confidential disclosure schedules provided by Perot Systems in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among Perot Systems, Dell and Purchaser, rather than establishing matters of fact. Information concerning the subject matter of the representations and warranties may also change after the date of the Merger Agreement, which subsequent information may not be fully disclosed in the parties’ public disclosures. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Perot Systems, Dell or Purchaser. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Perot Systems, Dell or Purchaser, or any of their respective subsidiaries or affiliates.
Additional Information
     The tender offer described in this Current Report on Form 8-K and the exhibits attached hereto has not yet commenced. The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Perot Systems’ Class A common stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other related materials, Purchaser intends to file with the Securities and Exchange Commission. In addition, Perot Systems intends to file with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors and Perot Systems stockholders will be able to obtain free copies of these documents and other documents filed by Perot Systems, Dell and Purchaser with the Securities and Exchange Commission at the website of the Securities and Exchange Commission at www.sec.gov. In addition, the tender offer statement on Schedule TO and related offering materials may be obtained for free (when they become available) from Dell. Perot Systems stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the tender offer that are filed with the Securities and Exchange Commission carefully and in their entirety prior to making any decisions with respect to the tender offer because they contain important information, including the terms and conditions of the tender offer.
Forward-looking Statements
Statements in this Current Report on Form 8-K and the exhibits attached hereto that relate to future results and events are forward-looking statements based on Dell’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Perot Systems’ business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s and Perot Systems’ Securities and Exchange Commission reports, including but not limited to the risks described in Dell’s Annual Report on Form 10-K for its fiscal year ended January 30, 2009 and Perot Systems’ Annual Report on

Form 10-K for the fiscal year ended December 31, 2008. Dell and Perot Systems assume no obligation and do not intend to update these forward-looking statements.
Item 7.01 – Regulation FD Disclosure.
     On September 21, 2009, Dell and Perot Systems issued a joint press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the execution of the Merger Agreement.
Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated September 20, 2009, by and among Dell Inc., DII – Holdings Inc. and Perot Systems Corporation. (Pursuant to the rules of the U.S. Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2	Form of Tender and Voting Agreement, dated September 20, 2009, among Dell Inc., DII – Holdings Inc., Perot Systems Corporation and each of the following executive officers and directors of Perot Systems Corporation: Peter A. Altabef, Steven Blasnik, John S.T. Gallagher, Carl Hahn, DeSoto Jordan, Caroline S. Matthews, Thomas Meurer, Cecil H. Moore, Jr., Anthony J. Principi, Anuroop Singh, John Lyon, Russell Freeman, Thomas D. Williams, Scott Barnes, Eugene L. Carrick, Steve Curts, John E. Harper, Anurag Jain, Chuck Lyles and Jeff Renzi.

2.3	Form of Tender and Voting Agreement, dated September 20, 2009, among Dell Inc., DII – Holdings Inc., Perot Systems Corporation and each of the following stockholders of Perot Systems Corporation: H. Ross Perot, HWGA, Ltd., The Perot Foundation, Petrus Financial Services Ltd., Perot Family Trust, Perot Investment Trust I, Perot Investment Trust II, Perot Investment Trust III, Perot Investment Trust IV, Perot Investment Trust V.

99.1	Press release issued by Dell Inc., dated September 21, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: September 21, 2009	By:	/s/ Janet B. Wright
Janet B. Wright
Assistant Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated September 20, 2009, by and among Dell Inc., DII – Holdings Inc. and Perot Systems Corporation. (Pursuant to the rules of the U.S. Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2	Form of Tender and Voting Agreement, dated September 20, 2009, among Dell Inc., DII – Holdings Inc., Perot Systems Corporation and each of the following executive officers and directors of Perot Systems Corporation: Peter A. Altabef, Steven Blasnik, John S.T. Gallagher, Carl Hahn, DeSoto Jordan, Caroline S. Matthews, Thomas Meurer, Cecil H. Moore, Jr., Anthony J. Principi, Anuroop Singh, John Lyon, Russell Freeman, Thomas D. Williams, Scott Barnes, Eugene L. Carrick, Steve Curts, John E. Harper, Anurag Jain, Chuck Lyles and Jeff Renzi.

2.3	Form of Tender and Voting Agreement, dated September 20, 2009, among Dell Inc., DII – Holdings Inc., Perot Systems Corporation and each of the following stockholders of Perot Systems Corporation: H. Ross Perot, HWGA, Ltd., The Perot Foundation, Petrus Financial Services Ltd., Perot Family Trust, Perot Investment Trust I, Perot Investment Trust II, Perot Investment Trust III, Perot Investment Trust IV, Perot Investment Trust V.

99.1	Press release issued by Dell Inc., dated September 21, 2009.

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